Exhibit 8.1

List of Subsidiaries and Consolidated Affiliated Entities

SouFun Holdings Limited has PRC subsidiaries as follows:

•	Beijing SouFun Network Technology Co., Ltd., or SouFun Network,

•	Beijing Zhong Zhi Shi Zheng Information Technology Co., Ltd., or Beijing Zhong Zhi Shi Zheng,

•	Shanghai SouFun Information Co., Ltd., or SouFun Shanghai,

•	SouFun Information (Shenzhen) Co., Ltd., or SouFun Shenzhen,

•	SouFun Information (Tianjin) Co., Ltd., or SouFun Tianjin,

•	SouFun Media Technology (Beijing) Co., Ltd., or SouFun Media,

•	Beijing Hong An Tu Sheng Network Technology Co., Ltd., or Beijing Hong An Tu Sheng,

•	Beijing Tuo Shi Huan Yu Network Technology Co., Ltd., or Beijing Tuo Shi Huan Yu,

•	Beijing Jia Shang Li Nian Network Technology Co., Ltd., or Beijing Jia Shang Li Nian,

•	Beijing Zhong Zhi Xun Bo Information Technology Co., Ltd., or Beijing Zhong Zhi Xun Bo,

•	Beijing Hua Ju Tian Xia Network Technology Co., Ltd., or Beijing Hua Ju Tian Xia,

•	Beijing Li Man Wan Jia Network Technology Co., Ltd., or Beijing Li Man Wan Jia,

•	Beijing Sou You Tian Xia Network Technology Co., Ltd., or Beijing Sou You Tian Xia,

•	Tianjin SouFun Network Technology Co., Ltd., or Tianjin SouFun Network,

•	Shanghai BaoAn Hotel Co., Ltd., or Shanghai BaoAn Hotel, and

•	Shanghai BaoAn Enterprise Co., Ltd., or Shanghai BaoAn Enterprise;

offshore subsidiaries as follows:

•	Bravo Work Investments Limited, incorporated in Hong Kong, or Bravo Work,

•	China Home Holdings Limited, incorporated in Cayman Islands,

•	China Home Holdings (BVI) Limited, incorporated in the British Virgin Islands,

•	China Home Holdings (HK) Limited, incorporated in Hong Kong,

•	SouFun International Limited (formerly known as “China Index Academy Limited”), incorporated in Hong Kong, or SouFun International,

•	China Real Estate Agent University, incorporated in Hong Kong,

•	China Index Academy Limited (formerly known as “Max Impact Investments Limited”), incorporated in Hong Kong, or China Index Academy,

•	Pendiary Investments Limited, incorporated in the British Virgin Islands, or Pendiary Investments,

•	Selovo Investments Limited, incorporated in the British Virgin Islands, or Selovo Investments,

•	China Property Holdings Limited, incorporated in Cayman Islands,

•	China Property Holdings (BVI) Limited, incorporated in the British Virgin Islands,

•	Hong Kong Property Network Limited, incorporated in Hong Kong,

•	Sou You Tian Xia Holdings Limited, incorporated in Cayman Islands,

•	Sou You Tian Xia Holdings (BVI) Limited, incorporated in the British Virgin Islands,

•	Sou You Tian Xia Holdings (HK) Limited, incorporated in Hong Kong,

•	Best Scholar Holdings Limited, incorporated in the British Virgin Islands,

•	Best Scholar Holdings (Delaware) Limited, incorporated in Delaware,

•	Best Work Holdings (New York) LLC, incorporated in New York, and

•	Wall Street Index Research Center LLC, incorporated in New York; and

and 14 consolidated controlled entities in China as follows:

•	Beijing China Index Information Co., Ltd., or Beijing China Index,

•	Beijing Century Jia Tian Xia Technology Development Co., Ltd., or Beijing JTX Technology,

•	Beijing Jia Tian Xia Advertising Co., Ltd., or Beijing Advertising,

•	Beijing Li Tian Rong Ze Technology Development Co., Ltd., or Beijing Li Tian Rong Ze,

•	Beijing SouFun Internet Information Service Co., Ltd., or Beijing Internet,

•	Beijing SouFun Science and Technology Development Co., Ltd., or Beijing Technology,

•	Shanghai China Index Consultancy Co., Ltd., or Shanghai China Index,

•	Shanghai Jia Biao Tang Real Estate Broking Co., Ltd., or Shanghai JBT,

•	Shanghai SouFun Advertising Co., Ltd., or Shanghai Advertising,

•	Tianjin Jia Tian Xia Advertising Co., Ltd., or Tianjin JTX Advertising,

•	Beijing Yi Ran Ju Ke Technology Development Co., Ltd., or Beijing Yi Ran Ju Ke,

•	Guangxi Overseas Talent Industrial Park Investment Co., Ltd., or Guangxi Overseas Talent,

•	Beijing Li Tian Rong Ze Wan Jia Technology Development Co., Ltd., or Beijing Li Tian Rong Ze Wan Jia, and

•	Shanghai BaoAn Property Management Co., Ltd., or Shanghai BaoAn Property.

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